Cash and Cash Equivalents and Restricted Cash	6 Months Ended
Jun. 30, 2021
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents and Restricted Cash

NOTE 3: CASH AND CASH EQUIVALENTS AND RESTRICTED CASH

Cash and cash equivalents consisted of the following:

	June 30, 2021	December 31, 2020
Cash on hand and at banks	$79,160	$40,594
Restricted cash	5,976	763
Total cash, cash equivalents and restricted cash	$85,136	$41,357

Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. The Company does maintain cash deposits and equivalents in excess of government-provided insurance limits. The Company also minimizes exposure to credit risk by dealing with a diversified group of major financial institutions.

Restricted cash includes amounts held in retention accounts in order to service debt and interest payments, as required by certain of Navios Acquisition’s credit facilities.